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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 25, 2007

                             VOYAGER PETROLEUM, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


          Nevada                       000-32737                 88-049002272
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                   16 East Hinsdale Avenue, Hinsdale, IL 60521
                   -------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (630) 325-7130

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 25, 2007, John Lichter resigned as the Chief Executive Officer of Voyager Petroleum, Inc. (the "Company"). There was no disagreement or dispute between Mr. Lichter and the Company which led to his resignation. Mr. Lichter will remain a member of the Company's Board of Directors.

In addition, on February 28, 2007, the Company's Board of Directors appointed Jefferson Stanley, the Company's Chief Financial Officer and director, as the Company's Chief Executive Officer to fill the vacancy created by Mr. Lichter's resignation. There was no understanding or arrangement between Mr. Stanley and any other person pursuant to which Mr. Stanley was appointed as Chief Executive Officer. Mr. Stanley does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.

Under the terms of our standard employment agreement, Mr. Stanley receives a salary of $150,000 annually for an unspecified term and dental and health benefits. The agreement may be terminated at any time at the option of either the Company or Mr. Stanley and contains standard non-solicitation, confidentiality, conflict of interest and conflicting employment provisions. As part of Mr. Stanley's executive compensation, on August 29, 2006, the Company issued an option to purchase 2,000,000 shares of our common stock at an exercise price of $0.13 per share exercisable from the date of issuance to August 29, 2011.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS.

                  None.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    VOYAGER PETROLEUM, INC.


Date: March 1, 2007                                  /s/ Sebastien DuFort
                                                    ----------------------------
                                                    Sebastien DuFort
                                                    President






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